                                                                Exhibit No. 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 8, 1996, included in Coho Energy, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



                                              ARTHUR ANDERSEN LLP


Dallas, Texas
October 1, 1996





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